UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2022

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200,

Florham Park, New Jersey

07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced on January 4, 2022, Conduent Business Services, LLC, a wholly owned subsidiary of Conduent Incorporated (“Conduent”), entered into a definitive agreement with Symplr Software, Inc., (“Buyer”) pursuant to which Conduent agreed to sell its Midas suite of patient safety, quality and advanced analytics solutions for an aggregate cash purchase price of $340 million, less certain indebtedness and adjusted for the difference between estimated working capital at closing and a negotiated working capital target (the “Business”). On February 8, 2022, Conduent successfully completed the sale of the Business. At closing, Buyer paid Conduent $321 million in cash, which is subject to settlement of customary post-closing adjustments. Conduent intends to use the net proceeds received from the sale of the Business for general corporate purposes, which may include funding capital expenditures and the repayment of indebtedness.

Item 8.01.	Other Events.

On February 9, 2022, Conduent issued a press release announcing the completion of the sale of the Business, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information contained in Item 8.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of Conduent, after giving effect to the sale of the Business, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein:

•	Conduent’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2021;

•	Conduent’s unaudited pro forma condensed consolidated statement of income (loss) for the nine months ended September 30, 2021; and

•	Conduent’s unaudited pro forma condensed consolidated statement of income (loss) for the year ended December 31, 2020.

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the Conduent’s consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented and should not be taken as representation of the Conduent’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Conduent Incorporated dated February 9, 2022.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Conduent Incorporated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: February 14, 2022

CONDUENT INCORPORATED

By:	/s/ KEVIN CIAGLO
Kevin Ciaglo Assistant Secretary